UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2014

LANDS’ END, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-09769	36-2512786
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lands’ End Lane, Dodgeville, Wisconsin	53595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 935-9341

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2014, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Lands’ End, Inc. (the “Company”) approved (1) a revised form of Executive Severance Agreement (the “ESA”), (2) a form of Restricted Stock Unit Agreement (the “RSU Agreement”), and (3) an amendment to the Company’s Long-Term Incentive Program (the “LTIP”).

On May 20, 2014, the Compensation Committee also approved (1) increases in the base salaries of Edgar O. Huber, the President and Chief Executive Officer of the Company, and Michael P. Rosera, the Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer of the Company, and (2) a one-time bonus payment for Mr. Huber.

Form of Executive Severance Agreement

The revised form of ESA will be executed by certain executive officers of the Company who are yet to be determined. The ESA contains certain provisions related to the executive officer’s term of employment with the Company, including covenants related to devotion of time and attention to the Company and adherence to all of the Company’s policies, as well as additional customary covenants applicable to the executive officer’s term of employment with the Company and for specified periods of time thereafter, with respect to confidentiality, non-disclosure of trade secrets, non-competition, non-solicitation and non-disparagement.

Upon termination of the term of employment, if the termination is made by the Company for any reason other than for Cause (as defined in the ESA) or if the executive officer voluntarily terminates his or her employment for Good Reason (as defined in the ESA), the executive officer will be eligible for salary continuation, continuation of health, dental and vision benefits and outplacement services, each for a specified period of time, as well as a lump sum payment of accrued unused vacation pay benefits. The executive officer will also be required to fully waive any and all claims he or she may have in exchange for the specified severance benefits.

A copy of the form of ESA is attached hereto as Exhibit 10.24, and is incorporated herein by this reference. The foregoing description of the terms of the ESA is qualified in its entirety by reference to the full text of the ESA.

Form of Restricted Stock Unit Agreement

The RSU Agreement provides for the granting of restricted stock units (“Units”) to employees of the Company pursuant to the LTIP and the Company’s 2014 Stock Plan. With respect to each grant of Units, the Company shall credit to a bookkeeping account each Unit, which shall be deemed to be the equivalent of one share of the Company’s common stock. Each Unit will be entitled to receive any dividends which are paid in respect of such common stock, subject to certain vesting and forfeiture provisions.

Each Unit shall vest 25% on each of the first and second anniversaries of the grant date and 50% on the third anniversary of the grant date, subject to employment with the Company on the vesting dates. In addition, solely with respect to grant recipients with the title of Vice President or above, there will be an additional condition to vesting which shall require that the Company achieve EBITDA (as defined in the RSU Agreement) of at least $100 million for the period commencing May 3, 2014, and ending on May 1, 2015. Settlement of all awards will be solely made in the common stock of the Company and will occur 30 days after the applicable vesting date; provided, however, any Units vesting on May 20, 2015, shall be settled within 30 days after May 20, 2016.

If the Company fails to achieve the EBITDA target set forth above, all Units for grant recipients with the title of Vice President or above shall be forfeited. Upon the termination of the recipient’s employment with the Company for any reason other than death or disability, the recipient shall forfeit any Unit which have not vested as of the date of such termination. Upon a recipient’s termination of employment due to death or disability, such recipient shall be vested on a pro rata basis with respect to Units which have not yet vested.

A copy of the RSU Agreement is attached hereto as Exhibit 10.25, and is incorporated herein by this reference. The foregoing description of the terms of the RSU Agreement is qualified in its entirety by reference to the full text of the RSU Agreement.

Amendment to Long-Term Incentive Plan

The amendment to the LTIP provides that the Compensation Committee may establish a performance period under the LTIP that is other than a fiscal year.

A copy of the amendment to the LTIP is attached hereto as Exhibit 10.26, and is incorporated herein by this reference. The foregoing description of the terms of the amendment to the LTIP and to the LTIP itself are qualified in their entirety by reference to the full text of the amendment and the LTIP.

Increases in Base Salary and One-Time Bonus Payment

The Compensation Committee approved a $50,000 increase in the annual base salary of Mr. Huber from $800,000 to $850,000 as well as a one-time cash bonus payment of $150,000 to be payable immediately. In approving the increase in his base salary, the Compensation Committee considered the recommendations made by its compensation consultant for similarly situated executives. In approving the bonus payment, the Compensation Committee also considered the substantial contributions made by Mr. Huber towards the successful spin-off from Sears Holdings Corporation.

The Compensation Committee approved a $30,000 merit based increase in the annual base salary of Mr. Rosera from $520,000 to $550,000. In approving the increase, the Compensation Committee considered the quality of his performance.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.21	Form of Lands’ End, Inc. Long-Term Incentive Program (incorporated by reference to Exhibit 10.21 to the Company’s Amendment No. 7 to Form 10 filed on March 17, 2014 (File No. 00109769))

10.23	Form of Lands’ End, Inc. 2014 Stock Plan (incorporated by reference to Exhibit 10.23 to the Company’s Amendment No. 7 to Form 10 filed on March 17, 2014 (File No. 00109769))

10.24	Form of Lands’ End, Inc. Executive Severance Agreement*

10.25	Form of Lands’ End, Inc. Restricted Stock Unit Agreement

10.26	Amendment to Lands’ End, Inc. Long-Term Incentive Program

*	Confidential treatment has been requested for certain portions of this Exhibit. The omitted material has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDS’ END, INC.

Date: May 27, 2014	By:	/s/ Karl A. Dahlen
Name: Karl A. Dahlen
Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.21	Form of Lands’ End, Inc. Long-Term Incentive Program (incorporated by reference to Exhibit 10.21 to the Company’s Amendment No. 7 to Form 10 filed on March 17, 2014 (File No. 00109769))

10.23	Form of Lands’ End, Inc. 2014 Stock Plan (incorporated by reference to Exhibit 10.23 to the Company’s Amendment No. 7 to Form 10 filed on March 17, 2014 (File No. 00109769))

10.24	Form of Executive Severance Agreement*

10.25	Form of Restricted Stock Unit Agreement

10.26	Amendment to Lands’ End, Inc. Long-Term Incentive Program

*	Confidential treatment has been requested for certain portions of this Exhibit. The omitted material has been filed separately with the Securities and Exchange Commission.